EXCLUSIVE TECHNOLOGY LICENSE AGREEMENT

BETWEEN

CLEAN COAL TECHNOLOGIES, INC.

AND

HUAMIN SENIOR FUND HOLDING GROUP CO., LTD.

美国清洁煤技术有限公司与华民老年产业控股集团有限公司

技术专用许可协议

This  Technology  License  Agreement  is  made  and  effective  as  of_____________,  2011

(“EFFECTIVE DATE”), between Clean Coal Technologies, Inc. (“CCTI”), whose address is

12518  West  Atlantic  Boulevard,  Coral  Springs,  Florida  33071,  the  United  States  of  America

and  Huamin  Senior  Fund   Holding  Group  Co.,   Ltd.   (“HM”),  whose  address  is   No.  15

Yongwaitaoyuan  Dongli,  Beijing  100075,  the  People’s  Republic  of  China  (the  “P.R.C.”  or

“China”), and pertains solely to the operations as set forth in this Agreement in China.

本技术专用许可协议由以下双方于  2011 年____月____日（“生效日”）共同签署并生

效：美国清洁煤技术有限公司（“CCTI”），地址为美国佛罗里达州珊瑚泉市西大西洋

大道  12518 号，邮编  33071，以及华民老年产业控股集团有限公司（“华民”），地址

为中华人民共和国（“中国”）北京市永外桃园东里  15 号邮编:100075。本协议仅适用

于按照本协议规定在中国的运营。

ARTICLE 1.  DEFINITIONS

第一条、定义

Technology  Licensing  Agreement

技术许可协议

1.1     “EFFECTIVE  DATE”  of  this  Agreement  shall  be  the  day,  month,  and  year  first  set forth above.

“生效日”在本协议中指以上首述的年月日。

1.2     “PRODUCT(S)”  shall  mean  clean  coal  products  produced  by  using  the  proprietary technologies incorporated in the CLEAN COAL TECHNOLOGIES.

“指定产品”指运用清洁煤技术中所包含的专有技术生产出的清洁煤产品。

1.3     “CLEAN COAL TECHNOLOGIES” shall mean  any technology, software, process, or intellectual  property covered  by one  or  more,  valid,  enforceable,  pending  or  unexpired claims of the PATENT RIGHTS and/or incorporating CCTI TECHNOLOGIES.

“清洁煤技术”指任何一项或多项有效的、可执行的、正在申请中的或权利要求尚

未过期的专利权所涵盖的技术、软件、程序或知识产权，以及/或应用了CCTI专

有技术的数据、软件、程序或知识产权。

1.4     “CCTI  TECHNOLOGIES”  shall  mean  the  technological  data  existing  in  documentary form relating to the PRODUCTS that previously has been or will be licensed to HM by

CCTI  in  the  list  of  CCTI  TECHNOLOGIES  and  data  thereof  attached  as  Schedule  A hereto.

“CCTI专有技术”指CCTI已经或将要许可给华民的与指定产品相关并以文件形式

存在且在本协议附件A中CCTI专有技术及数据列表中列明的技术数据。

1.5     “PATENT   RIGHTS”   shall   mean   any   patent   applications   or   patents   owned   or

controlled  by  CCTI,  or  licensed  by  CCTI,  as  of  the  EFFECTIVE  DATE  and  having one  or  more  claims  that  relate  to  PRODUCTS.  The  PATENT  RIGHTS  shall  include

United  States  Patent  No.  6,447,559  titled  “Treatment  of  Coal”,  issued  on  September

10,  2002,  as  well  as any parent  patent  applications  from  which  such  application  claims priority  under  35  USC  119  or  120,  continuations,  continuations-in-part,  divisions,

additions,  reissue  applications,  reexamined  patent  applications,  any  patents  that  may issue  on  any  such  applications,  and  foreign  equivalents  thereof.  A  listing  of  current

PATENT  RIGHTS  is  shown  in  Schedule  B.  This  list  shall  be  updated  by  CCTI  from time to time upon request of HM

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技术许可协议

“专利权”指截止至生效日CCTI拥有、控制或许可的其中一项或多项权利要求与

指定产品相关的任何专利申请或专利。专利权包括：于2002年9月10日被授予的

专利号为6,447,559名称为“煤处理”的美国专利，以及基于任何母专利申请产生

的《美国法典》第35编（美国专利法）第119或120款下的优先权、专利申请后

的延续、部分延续、分离、补充、专利换发申请、专利复审申请、任何可能依

据上述申请授予的专利，以及外国同等的权利。现有的专利权列表详见附件B。

附件B中权利列表将由CCTI应华民要求随时更新。

1.6     “INNER  MONGOLIA  PROJECT”  shall  be  the  project  in  which  HM  will  be  in  charge of  construction  and  operation  of  a  facility in  Inner  Mongolia  Autonomous  Region,  the

P.R.C., by utilizing CLEAN COAL TECHNOLOGIES under this Agreement executed by  the  Parties  herein  to  initially  produce  clean  coal  products  at  an  estimated  annual capacity of one million and five hundred thousand tons (1,500,000 tons).

“内蒙古项目”指华民将依照本协议利用清洁煤技术负责在中国内蒙古自治区建设

及运营的一家初始阶段预计年产量一百五十万（1,500,000）吨清洁煤产品的工

厂。

1.7     “INITIAL    LICENSE    FEE”    shall    mean    the    payment    by    HM    to    use    CCTI

TECHNOLOGIES   and   PATENT   RIGHTS   in   the   amount   and   payment   schedule

specified in Article 3.1.

“初期许可费”指华民使用专利权和CCTI专有技术应当依据本协议第3.1条关于付

款数额和付款进度的规定支付的费用。

1.8     “HM  PLANT(S)”  shall  mean  INNER  MONGOLIA  PROJECT  and  any  additional plant using the CCTI TECHNOLOGIES and PATENT RIGHTS licensed hereunder.

“华民工厂”指内蒙古项目及使用本协议许可的专利权和CCTI专有技术所建设的

任何其他工厂。

1.9     “ROYALTY”   shall   mean   the   recurring   compensation   paid   by   HM   to   CCTI   in

accordance  hereto  at  rates  determined  by the  Parties  on  the  basis  of  the  tonnage  of  the products of HM PLANT(S).

Technology  Licensing  Agreement

技术许可协议

“许可费”指华民依本协议向CCTI持续支付的费用，其费率由双方基于华民工厂产

出产品的产量确定。

1.10    “TERM” The enforceable term of this Agreement is considered to be thirty (30) years,

unless  amended,  or  cancelled  by  either  party  in  accordance  with  the  provisions  as provided under Article 9.

“期限”：本协议的可执行期限为三十(30)年，除非协议一方依照本协议第9条规

定修订或解除本协议。

1.11   “TERRITORY”  shall  mean  the  following  provinces  and  cities  which  are  under  the direct  leadership  of  the  Central  Government  of  the  P.R.C.,  including  Inner  Mongolia,

Shandong,  Hebei,  Henan,  Heilongjiang,  Jilin,  Liaoning,  Shanxi,  Shaanxi,  Ningxia,

Gansu,  Xinjiang,  Qinghai,  Beijing,  Tianjin  of  the  P.R.C.  designated  by  HM,  and approved by CCTI.

“指定地区”： 指由华民指定并经过CCTI同意的以下省及直辖市，其中包括：内

蒙古自治区、山东省、河北省、河南省、黑龙江省、吉林省、辽宁省、山西

省、陕西省、宁夏回族自治区、甘肃省、新疆维吾尔族自治区、青海省、北京

市、天津市。

ARTICLE 2.  LICENSE GRANTS

第二条、许可授予

2.1     Within ten (10) business  days  upon the EFFECTIVE DATE,  CCTI agrees  to grant and

does   hereby   grant   to   HM   a   ROYALTY   bearing,   exclusive   license   under   CCTI

TECHNOLOGIES  and  PATENT  RIGHTS  solely  and  exclusively  for  construction  of

HM PLANT(S) and to production of clean coal products and chemical by-products and derivatives  extracted  from  the  coal  during  the  CCTI  process  in  the  Plant(s)  within  the

TERRITORY.  Each  party  agrees  to  hold  the  other  party  as  its  exclusive  partner  for projects  of  the  same  or  similar  nature  within  the  TERRITORY.  HM  would  have  the right of refusal for any subsequent projects within the TERRITORY.

自本协议生效日起的十（10）个工作日内，CCTI同意并在此授予华民在指定地

区内使用专利权和CCTI专有技术的有偿和独家许可，该许可仅限于在指定地区

Technology  Licensing  Agreement

技术许可协议

内建设华民工厂和生产清洁煤产品并在CCTI流程中提取的化学副产品及衍生

物。在指定地区内协议各方将本协议另一方作为开展与本项目具有相同或具有

类似性质的项目的独家合作伙伴。华民享有拒绝在指定地区开展任何后续项目

的权利。

2.2     In consideration of the CCTI exclusivity provision of the CCTI TECHNOLOGES, HM will  commit  to  an  increasing  production  capacity  of  5  million  metric  tons  per  year,  in accordance with a mutually agreed business plan and CCTI’s contractual obligations (a copy  of  which  is  attached  hereto  as  schedule  E)  to  SAIC  Energy,  Environment  &

Infrastructure,  LLC  (“SEE&I”),  formerly  Benham,  to  provide  technology  services  for all  CCTI  plants.  The  Parties  shall  unconditionally  share  any  upgrade  improvements

and new developments of production technologies during their cooperation.   This grant

shall   further   include   the   right   of   HM   to   grant   written   sublicenses   within   the

TERRITORY  to  any  third  party,  including  public  and  private  entities,  to  promote  the furtherance  of  benefits  for  both  parties  herein,  subject  to  advance  written  permission from  CCTI,  provided  that  the  parties  agree  the  scope  of  the  sublicense  cannot  exceed the scope of this Agreement.

考虑到CCTI清洁煤专用技术的独家许可条款，华民将保证依照双方商定的商业

计划和CCTI与前身为Benham的SAIC  Energy,  Environment  &  Infrastructure,  LLC

（“SEE&I”）合同项下所应承担的其所有项目都要求由SEE&I提供技术服务的合

同义务(见本协议附件E)将年产量提高到五百万吨。双方在合作期间内应无条件

分享对生产技术的改进和新的研发成果。本许可的范围还包括华民在取得CCTI

事先书面同意的条件下在指定地区内向包括开放性公司和私人公司在内的任何

第三方授予分许可的权利，以进一步促进双方利益的实现，但双方同意分许可

的范围不得超出本协议的范围。

ARTICLE 3.  PAYMENTS

第三条、 付款

3.1    The  INITIAL  LICENSE  FEE  in  the  total  amount  of  one  million  five hundred  thousand

US dollars ($1,500,000) shall be paid in three (3) installments.   The first payment shall

be  one  third  of  the  total  INITIAL  LICENSE  FEE  in  the  amount  of  five  hundred

thousand   US   dollars   ($500,000),   payable   within   ten   (10)   working   days   after   the

Technology  Licensing  Agreement

技术许可协议

approval of the Feasibility Study Report by the relevant Chinese government authority.

Huamin  agrees  that  the   ShanghaiChem   Engineering   Incorporation  (SCEI)  will  be

contracted  to  conduct  the  Feasibility  Study.  The  second  payment  shall  be  one  third  of the  total  INITIAL  LICENSE  FEE  in  the  amount  of  five  hundred  thousand  US  dollars

($500,000),  payable  within  ninety  (90)  days  following  the  date  of  the  approval  of  the

Feasibility  Report  by  the  relevant  Chinese  government  authority.  The  third  payment shall  be  one  third  of  the  total  INITIAL  LICENSE  FEE  in  the  amount  of  five  hundred thousand US dollars ($500,000), payable in lump sum within three (3) months after the

commencement   of   production   of   qualified   clean   coal   products   and   the   normal

operations  of  the  project  in  accordance  with  the  final  performance  acceptance  criteria established between CCTI, HM, and SEE&I.  Future license fees and  ROYALTY rates shall  be  determined  by  mutual  agreement  between  the  Parties  on  the  basis  of  the tonnage of the clean coal  products of the  INNER  MONGOLIA PROJECT and payable following the commencement of the initial production of qualified products.

总额为一百五十万美元（$1,500,000）的初期许可费应分三（3）期付清。第一

期支付总额的三分之一，金额为五十万美元($500,000)，于项目的可行性研究报

告获得中国相关政府部门批准之日起十(10)个工作日内付清。华民同意由上海工

程化学设计院有限公司（“上海工化”）承包并开展项目的可行性研究。第二期支

付总额的三分之一，金额为五十万美元($500,000)，于项目的可行性研究报告获

得中国相关政府部门批准之日起九十（90）日内付清。第三期支付总额的三分

之一，金额为五十万美元（$500,000），依据华民、CCTI、SEE&I最终确定的

成果验收标准，于产品合格后并正式投产且项目正常运行起的三（3）个月内一

次性付清。此后的技术许可费金额及费率由双方基于内蒙古项目清洁煤产品的

产量确定，并自合格产品正式投产时起支付。

3.2

HM  shall  pay  CCTI  a  monthly  ROYALTY  for  all  finished  product  produced  through the use of  CLEAN COAL TECHNOLOGIES at the rate of  One Dollars (US$1.00) per ton  of  the  processed  clean  coal  products  in  accordance  with  Article  3.1.  ROYALTY payments  will  be  due  to  be  paid  to  CCTI  by  the  tenth  (10th)  working  day  of  the following month in which they were earned. ROYALTY rates for increased production capacity  beyond  the  initial  1.5  million  tons  will  be  subject  to  revision,  but  will  not  be less than $1.0 per ton.

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技术许可协议

华民应就所有利用清洁煤技术生产的成品按月支付CCTI许可费用，费率依据第

3.1条规定按所处理后的清洁煤产品每吨壹美元（US$1.00）计算。许可费应于

许可费对应月份的下月第十个工作（10）日之前支付给CCTI。超过初始阶段一

百五十万吨之外增产产品的许可费率将由双方另行议定，但不得低于每吨壹美

元（US$1.00）。

3.3     HM  shall  have  no  obligation  to pay ROYALTY  for  any clean  coal  produced  solely for testing purposes.

华民对仅为测试目的生产的清洁煤产品不承担支付许可费的义务。

3.4     Within  sixty  (60)  days  after  the  end  of  each  calendar  quarter,  HM  shall  furnish  CCTI with  a  written  report  setting  forth  the  computation  of  the  royalties  payable  to  CCTI during  such  calendar  quarter.  Each  report  shall  be  accompanied  by  a  wire  transfer advice,  certified  check  or  money  order  payable  to  CCTI  in  the  amount  due,  less  any taxes  required  by  a  governmental  agency  to  be  withheld  with  respect  to  royalties payable to CCTI.

在每季度结束后六十个工作（60）日内，华民应向CCTI提供列明了该季度应付

给CCTI的许可费计算的书面报告。每份报告应附有以CCTI为收款人、金额为到

期应付许可费减去按照政府部门要求对CCTI收取许可费扣缴税金后的金额的电

汇通知、保付支票或汇票。

3.5     Royalties, if any, shall be paid to CCTI in U.S. dollars.

许可费应当以美元支付给CCTI。

3.6     HM  shall  keep  accurate  and  complete  records  in  sufficient  detail  to  enable  royalties

payable   to   CCTI   hereunder   to   be   verified.   HM   shall   permit   such   records   to   be

inspected   at   the   option   of   CCTI  once  per   calendar   year   of   this Agreement   upon

written notice  by  CCTI  for  the  sole  purpose  of  verifying  the  amount  of  royalties payable  hereunder  to  CCTI.  Such  inspection  shall  be  made  during  reasonable  business hours  and  shall  be  performed  by  an  independent  auditor,  such  as  a  certified  public accountant  or  firm  of  certified  public  accountants,  selected  and  appointed  by  CCTI  as to who HM has no reasonable objection(s).

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技术许可协议

华民应当制作准确完整且足够详细的记录以便验证按照本协议应付CCTI的许可

费。华民应当允许CCTI每年一次仅为验证依照本协议应付给CCTI的许可费金额

是否准确之目的并在向华民发出书面通知后，对上述记录进行检查。上述查阅

应在合理的工作时间内由CCTI选择和指定且华民无合理理由反对的独立审计人

（如注册会计师或会计师事务所）完成。

ARTICLE 4.  CONSTRUCTION AND OPERATION OF PLANTS

第四条、 工厂的建设与运营

4.1     HM  will  confirm  the  location  and  contract  for  the  initial  project  site  to  facilitate  the commencement  of  the  associated  feasibility  study  by  the  ShanghaiChem  Engineering

Incorporation   (SCEI)and   approval   processes   by   relevant   Chinese   authorities   and

commence  the  construction  of  the  initial  plant,  within  one  hundred  and  eighty  (180)

days  upon  the  EFFECTIVE  DATE  of  this  Agreement,  and  increase  the  production  to one  million  and  five  hundred  thousand  (1,500,000)  tons  per  year  within  eighteen  (18)

months upon the date of production of qualified products by the initial plant.

华民将在本协议生效日后的一百八十（180）日内确定初期项目的选址和合同，

以便于上海工程化学设计院有限公司（“上海工化”）启动相关的可行性研究及相

关中国政府部门的审批程序，并在上述期限内开始第一家工厂的施工建设，并

在初期工厂产出合格产品后的十八（18）个月内将年产量提高至 一百五十万

（1,500,000）吨。

4.2     HM  will  increase  the  annual  production  to  five  million  (5,000,000)  tons  within  twenty four  (24)  months  after  the  initial  one  million  and  five  hundred  thousand  (1,500,000)

tons  capacity  plant  has  been  operating  normally  and  the  quality  and  quantity  of  the products have met the standards specified herein.

华民将在初期年产量一百五十万（1,500,000）吨的工厂正常运作且产品的质量和

产量均达到本协议规定的标准后二十四（24 ）个月内将年产量提高至五百万

（5,000,000）吨。

Technology  Licensing  Agreement

技术许可协议

4.3     Existing contracts  between CCTI and  SEE&I mandate CCTI to use SEE&I, for project

design   and  other  matters,  including   conducting  technology  research  and  study  as

required  and  supporting  the  completion  of  the  Feasibility  Study  Report  subject  to  a signed agreement between HM and SEE&I, and payment. SEE&I fees for engineering,

procurement   and   construction   services   will   be   provided   at   the   percentage   rates

contained  in  the  agreement  between  SEE&I  and  CCTI.  HM  will  appoint  competent

Chinese  engineering  and  project  management  entities  subject  to  relevant  Chinese  laws and  regulations,  which  should  include  English  language  proficiency  and  shall  contract directly with SEE&I for these services.

CCTI与SEE&I之间现有合同规定CCTI在项目设计等有关事项中要求使用SEE&I,

其中包括依据SEE&I与华民签订的协议并在支付费用的前提下，按要求进行技术

研究并协助做出可行性研究报告。支付给SEE&I进行工程、采购和施工建设的费

用将依据SEE&I与CCTI之间协议中规定的费率加以确定。因此华民将指派符合

国家规定的包括具备英文能力在内的中国工程技术管理机构负责项目的建设和

经营，该等机构就上述服务直接与SEE&I签订合同。

4.4    HM agrees and covenants that SEE&I will be retained by HM as the primary contractor in the INNER MONGOLIA PROJECT with an initial annual output of one million and five hundred  thousand  tons  (1,500,000  Tons),  and  HM  will  contract  with  SEE&I in  all other  projects  utilizing  CCTI’s  technologies  (to  be  determined  by  contracts  between

HM and SEE&I).

华民同意并承诺在初始阶段一百五十万（1,500,000）吨内蒙古项目中聘用

SEE&I 作为主要承包商,并在所有其他使用  CCTI 技术的项目中使用  SEE&I(以承

包协议为准)。

4.5    CCTI  agrees  and  covenants  that  it  shall  not  enter  into  similar  transactions  and/or relevant  technology  license  agreements  with  any  other  party  in  the  P.R.C.,  subject  to mutual  agreement  as  to  project  schedule  and  initial  production  in  accordance  with technical  specifications  and  performance  expectations  and  achievements  of  expected

goals  as  defined  by  CCTI/SEE&I.  CCTI  or  SEE&I  shall  be  held   accountable  for  any

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schedule  changes  and  failure  of  the  Project  solely  attributable  to  non-performance  of the CCTI technology, and/or SEE&I design, equipments and construction, etc.

在双方就项目进度和初期生产已符合  CCTI 或  SEE&I 确定的预期目标所要求的

技术规格和预期业绩等问题达成一致意见的前提下，CCTI 同意并承诺在中国境

内不与任何第三方进行与内蒙古项目类似的项目合作和/或签订相关技术许可。

仅因  CCTI 技术的不达标和/或  SEE&I 设计、设备、施工等导致的项目失败或进

度变化应由 CCTI 或 SEE&I 承担责任。

4.6    Under  the  premise  of  that  CCTI’s  technologies  meet  the  requirements  of  Chinese

government,   HM   shall   be   responsible   for   obtaining   all   necessary   local   Chinese

government  approvals,  permits,  etc.  relevant  to  the  INNER  MONGOLIA  PROJECT,

including the Feasibility Study.

华民在  CCTI 相关技术符合中国政府要求的前提下负责取得与内蒙古项目有关的

包括其可行性研究在内所有必需的相关中国政府部门的批准和许可等。

4.7    CCTI  will  not  leverage  its  current  Xing’an   League  contract  to  expand  additional

business beyond current scope of existing agreement.

CCTI 不得利用其目前已在兴安盟地区签署的项目合同，在现有协议规定范围之

外扩展业务。

ARTICLE 5.  CONFIDENTIALITY

第五条、保密

5.1     During  the  TERM  of  this  Agreement,  the  disclosing  party  may  find  it  desirable  to

share  its  confidential  and  proprietary  business  and  technical  information,   which  shall

include,  but  not  be  limited  to  construction  information,  product  development  plans performance,  sales,  financial,  contractual  and  special  marketing  information,  ideas,

technical   data   and   concepts   originated   by   the   disclosing   party,   not   previously

published or otherwise disclosed to the general public, not previously available without restriction  to  the  receiving  party  or  others,  nor  normally  furnished  to  others  without

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compensation,  and  which  the  disclosing  party  desires  to  protect  against  unrestricted

disclosure   or   competitive   use   etc.   (CONFIDENTIAL   INFORMATION)   with   the

receiving party.  The  disclosing party desires  to  protect  the  confidential  and  proprietary nature of such information as set forth herein.

在本协议期限内，披露方可能希望与接受方分享其保密并专有的商业和技术信

息，该等信息包括但不限于施工信息、产品开发计划执行情况、销售、财务、

合同和特殊营销信息、创意、技术数据和披露方提出的概念，且该等信息此前

未公布或以其他方式被一般公众所知的，接收方或他人此前无法在不受限制的

情况下取得的，或通常不会在未获补偿的情况下提供给他人的，以及透露方希

望对其进行保护以避免无限制透露或竞争性使用等（保密信息）的信息。披露

方希望保护上述信息的保密性和专有性。

5.2     The   receiving   party   shall   maintain,   and   will   cause   its   employees,   agents,   and

consultants  to  maintain,  the  confidentiality  of  all  CONFIDENTIAL  INFORMATION received  from  the  disclosing  party  under  this  Agreement  using  the  same  care  and safeguards  with  respect  to  such  CONFIDENTIAL  INFORMATION  as  is  used  to maintain  the  confidentiality  of  its  own  information  of  like  character,  but  in  no  event less than reasonable care.

接受方应当以对其自身具有此等保密性质的保密信息采取的同等注意和保护标

准对依照本协议从披露方处获取的保密信息予以保密，并要求其雇员、代理和

顾问对该等信息予以保密，且在任何情况下该等注意程度均不得低于合理的注

意程度。

5.3     CONFIDENTIAL   INFORMATION   received   by   the   receiving   party   under   this

Agreement  may  be  disclosed  by  the  receiving  party  only to  its  employees,  agents,  and consultants  to  whom  disclosure  is  necessary to  fully use  the  license  granted  under  this

Agreement  and  to  otherwise  facilitate the  purposes  of  this  Agreement,  and  shall  not  be disclosed  to  any  third  party  or  commercially  used  by  either  Party  for  any  purpose

except  as  expressly  authorized  in  the  Agreement.   Each  of  the  Parties  represents  and

warrants  that  all  of  its  employees,  agents,  and  consultants  who  shall  have  access  to

CONFIDENTIAL  INFORMATION  shall  have been  advised  of  their  obligations  under

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this  Agreement.  Further,  each  of  the  Parties  represents  and  warrants  that  all  of  its

employees,   agents,   and   consultants   who   shall   have   access   to   CONFIDENTIAL

INFORMATION  shall  be  bound  by  written  agreements  to  maintain  such  information in confidence and not to use such information except as expressly permitted herein.

接受方仅可以将依照本协议获得的保密信息披露给为了充分利用依照本协议授

予的许可以及以其他方式促成本协议目的得以实现而必须利用该等信息的雇

员、代理和顾问，且除本协议明确授权外，双方均不得将保密信息透露给任何

第三方或因任何目的用于商业使用。双方均声明并保证其将告知所有接触保密

信息的雇员、代理和顾问其在本协议项下的保密义务。另外，双方均声明并保

证其所有接触保密信息的雇员、代理和顾问签署书面协议对上述保密信息保密

并不得在协议明确允许的范围之外使用上述保密信息。

5.4     Except as expressly authorized in this Agreement, the receiving party shall not disclose

CONFIDENTIAL  INFORMATION  to  any  third  party  without  the  advance  written consent of the disclosing party.

除本协议明确授权外，未经披露方事先书面同意，接受方不得向任何第三方披

露保密信息。

5.5     The  obligations  of  confidentiality under  this  Agreement  shall  not  apply to  information which:

本协议项下的保密义务不适用于下列信息：

(a)      is in the public domain without fault of the receiving party; or

非因接受方的过错而进入公共领域的信息；或

(b)     was  known  to  the  receiving  party  before  receipt  from  the  disclosing  party  as demonstrated by written business records of the receiving party; or

在披露方披露前已被接受方掌握的，且体现在接受方商业记录中的信息；或

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(c)      is independently developed by the receiving party; or

由接受方独立开发的信息；或

(d)      is disclosed to the receiving party by a third party without restriction.

不受保密义务约束的第三方向接受方披露的信息。

5.6     Except    as    otherwise    expressly   provided    in    this    Agreement,    the    title    to    all

CONFIDENTIAL  INFORMATION  provided  to  the  receiving  party  by  the  disclosing party shall remain vested in the disclosing party.

除本协议明确规定外，披露方披露给接受方的所有保密信息的所有权仍归披露

方享有。

5.7     The  existence  and  terms  of  this  Agreement  shall  be  deemed  to  be  subject  to  the confidentiality  obligations  of  this  Article  5.  Written  approval  must  be  obtained  from the  other  party  if  one  party  wishes  to  make  any  disclosure  relating  to  the  existence

and/or   content   of   the   relationship   between   the   parties   hereunder,   except   where

necessary to comply with legal and regulatory requirements.

本协议的存在及其条款受第5条保密义务的约束。如协议一方希望披露有关本协

议的存在和/或本协议项下协议双方关系的内容，须经另一方书面同意，但为了

遵守法律法规的规定所必要的除外。

5.8     The    receiving    party    shall    not    be    liable    for    disclosure    of    CONFIDENTIAL

INFORMATION  in  compliance  with  any  governmental  statute,  regulation,  order,  or decree  of  a  court  or  other  governmental  body;  provided,  however,  that  the  receiving party  shall  give  reasonable  notice  to  the  disclosing  party  before  the  receiving  party's compliance with such statute, regulation, order, or decree.

接受方为遵守任何政府规章、规定、命令或法院判决或其它政府部门政令而披

露保密信息，无需承担责任，但接受方应在履行上述规章、规定、命令及判决

前给予披露方合理的通知。

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5.9     The   receiving   party   shall   have   a   duty   to   protect   only   that   CONFIDENTIAL

INFORMATION  which  is  (a)  disclosed  by  the  disclosing  party  in  writing  and  is marked  as  confidential,  proprietary,  or  with  a  similar  legend,  at  the  time  of  disclosure,

or  which  is  (b)  disclosed  in  any  manner  by  the  disclosing  party  and  is  identified  as

confidential   or   proprietary   at   the   time   of   the   disclosure   and   is   confirmed   to   be

confidential  by  the  disclosing  party  to  be  confidential  and  provided  to  the  receiving party within a period not to exceed twelve (12) months of initial disclosure.

接受方仅对如下保密信息承担保密义务：(a) 在披露时披露方以书面形式且标注

有保密、专有或类似标记的信息，或(b) 披露方以任何形式披露且在披露时被指

出是保密或专有信息，并且在首次向接受方披露后十二（12）个月内被披露方

确认为保密或专有的信息。

ARTICLE 6.  WARRANTIES AND REPRESENTATIONS

第六条、 声明与保证

6.1    CCTI  represents  and  warrants  that:  (1)  it  is  the  sole  owner  of  the  licensed  patent  as  set forth  herein;  (2)  the  terms  and  conditions  of  this  Agreement  do  not  violate  the  terms

and   conditions   of   any   other   agreement   executed   by   CCTI   and   the   performance

by HM hereunder will not violate the terms and conditions of any such agreement; and

(3)  CCTI  knows  of  no  claims  or  other  assertions  of  any  kind  to  rights  in  the  Licensed

Patent inconsistent with the granting of the license herein granted.

CCTI 声明并保证：（1）CCTI 是本协议授权专利的唯一所有人；（2）本协议

的条款和条件以及华民对上述条件和条款的履行不违背  CCTI 签署并生效的其他

协议中的条款和条件；且（3）CCTI 未获悉与依照本协议授予的专利许可矛盾

的有关授权专利的索赔或任何其他权利主张。

6.2     CCTI  hereby  indemnifies HM  against  and  agrees  to  hold  HM  harmless  from  any damages,  expenses,  liabilities,  judgments,  and  losses,  including  reasonable  attorneys’

fees,  arising  from  claims  or  suits  by  third  parties  arising  out  of  any  breach  or  alleged breach  of  CCTIs'  obligations,  representations,  or  warranties  hereunder,  provided  HM shall  have  given  CCTI  prompt  written  notice  of  any  such  claim  or  suit  and  cooperate fully with the defense.

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CCTI 在此承诺赔偿华民并保证华民不至因第三方遭受由于  CCTI 违反或涉嫌违

反其本协议下的义务、声明或保证而提起的索赔或诉讼导致的任何损害、费

用、责任、判决和损失，包括合理律师费用，但华民应及时书面通知  CCTI 有关

上述索赔或诉讼，并且全力配合 CCTI 进行辩护。

6.3     Other  than  the  pre-existing  Joint  Venture  Agreement  with  Sino-Mongolian  Railroad

Systems,  (SMIRSC),  Hulun  Buir,  Inner  Mongolia,  or  any  other  partner  who  may acquire  the  interest  of  SMIRSC  ,  CCTI  warrants  that  it  has  no  agreements  with  any

third   party   or   commitments   or   obligations   which   conflict   in   any   way   with   its

obligations under this Agreement.

CCTI 保证除已经与内蒙古呼伦贝尔市中蒙跨境铁路建设有限公司（“ 中蒙跨

境”）或者任何可能取得中蒙跨境权益的他方签订的合营协议之外，其与任何第

三方之间不存在与  CCTI 在本协议下的义务相冲突的任何形式的协议、承诺或义

务。

6.4     CCTI  represents  and  warrants  that  it  has  full  right  and  power  to  grant  the  CCTI

TECHNOLOGIES and PATENT RIGHTS set forth in this Agreement to HM.

CCTI 声明并保证其享有授予华民本协议下  CCTI 专有技术及专利许可的完全的

权利和权力。

6.5     CCTI  represents  and  warrants  that  no  claim  by  any  third  party  contesting  the  validity,

enforceability,  use  or  ownership  of  any  of  the  CLEAN  COAL  TECHNOLOGIES previously  has  been  made  against  CCTI  or,  to  the  present  knowledge  of  CCTI,  is threatened.  Should  CCTI  become  aware  in  the  future  of  any  claim  by  any  third  party contesting  the  validity,  enforceability,  use  or  ownership  of  any  of  the  CLEAN  COAL

TECHNOLOGIES, CCTI shall provide written notice to HM of such claim.

CCTI 声明并保证此前不存在任何第三方针对任何清洁煤技术的有效性、可执行

性、使用或所有权提出异议，或据  CCTI 目前所知，不存在任何上述清洁煤技术

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受到威胁的情况。如果  CCTI 在将来发现任何第三方对任何清洁煤技术的有效

性、可执行性、使用或所有权提出异议，CCTI 应书面通知华民。

6.6     To  the  present  knowledge  of  CCTI,  CCTI  represents  and  warrants  that  no  notices  of,

nor  to  the  present  knowledge  of  CCTI,  are  there  any  facts  which  indicate  to  CCTI  a likelihood of any infringement or misappropriation by, or  conflict with, any third  party with  respect  to  the  PATENT  RIGHTS.  Should  CCTI  become  aware  in  the  future  of

any    facts    which    indicate    to    CCTI    the    likelihood    of    any    infringement    or

misappropriation  by,  or  conflict  with,  any  third  party  with  respect  to  the  PATENT

RIGHTS, CCTI shall provide HM written notice of the same.

在  CCTI 目前所知范围内，CCTI 声明并保证不存在任何声明或有任何事实向其

表明存在任何第三方对有关专利权利的任何侵权、滥用、或冲突的可能。如果

CCTI 在将来发现任何事实表明任何第三方对任何专利权利侵权或滥用或冲突的

可能，CCTI 应书面通知华民上述情况。

ARTICLE 7.  PATENT

PROSECUTION,

FILING,

ISSUANCE

AND

MAINTENANCE

第七条、 专利申请、提交、授予及维持

7.1      During  the  TERM  of  this  Agreement,  the  Parties  shall  cooperate  to  prepare,  file,

prosecute,  issue,  and  maintain  the  PATENT  RIGHTS;  provided,  however,  that  no action  may  be  taken  with  respect  to  the  preparation,  filing,  prosecution,  issuance,  or maintenance  of  the  PATENT  RIGHTS  without  the  written  consent  of  HM.  In  addition to  the  specific  United  States  Patent  Application  identified  in  Article  1.5  above,  the

Parties  shall  confer  and  mutually  agree  as  to  whether  to  file  and  pursue  additional patent applications in the other PATENT RIGHTS.

在本协议期限内，协议双方应当共同准备、提交、申请、授予及维持专利权；

但未经华民书面同意，不得就专利权的准备、提交、申请、授予或维持采取任

何行动。除上述本协议1.5条规定的特定美国专利权外，协议双方应协商以确定

双方是否同意对专利权提出其他专利申请。

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7.2      HM   shall   have   the   right   to   select   one   or   more   patent   counsel(s)   (“Selected

Counsel(s)”)  who  will  serve  as  the  primary  liaison  between  the  Parties  and  the  Patent

Office  in  which  any  patent  application  constituting  PATENT  RIGHTS  is  filed.  The

Parties  shall  obligate  such  patent  counsel(s)  to  promptly  provide  both  Parties  with copies  of  any prosecution  correspondence  received  directly or  indirectly  from  a  Patent

Office   or   from   local   patent   counsel(s)   assisting   with   patent   prosecution   of   such

applications.    Both    Parties    must    approve   any   and    all    substantive   prosecution

correspondence  or  other  communication  relating  to  any  PATENT  RIGHTS  before such  correspondence  or  communication  can  be  filed  with  the  pertinent  Patent  Office and/or  before  such  patent  counsel(s)  take  other  prosecution  action  on  behalf  of  the

Parties.   Each   party   at   its   own   expense   shall   provide   the   patent   counsel(s)   with

assistance   and   documentation   as   reasonably  required   for   the   patent   counsel(s)   to

operationally and administratively handle the preparation, filing, prosecution, issuance,

and maintenance of patent properties constituting PATENT RIGHTS.

华民有权选择一名或多名专利律师（“指定律师”），作为双方与向其提出构成

CCTI专利权的专利申请的专利管理机构之间的主要联络人。协议双方应要求上

述专利律师及时向双方提供从专利管理机构或协助上述专利申请的当地专利律

师处直接或间接获得的任何专利申请函电。在上述函电或其他通讯向有关专利

管理机构提出前和/或/在上述专利律师代表协议双方提出其他专利申请前，双方

必须核准有关任何专利权的任何及所有的实质审查请求函电或通讯。每一方应

向专利律师提供为使其能操作和管理构成专利权利的准备、申请、报送、授予

和维护专利权而合理要求的协助和文件，并各自承担由此产生的费用。

7.3     CCTI  undertakes  to  ensure  all  PATENT  RIGHTS  are  protected  and  that  all  protection filings are maintained in a current state.

CCTI承诺确保所有专利权得到保护，且所有保护申请保持最新状态。

7.4     The Parties agree that  the owner of the proprietary technologies shall bear all  expenses and  outside  attorney’s  fees  of  the  Selected  Counsel(s)  in  China  associated  with  the preparing,  filing,  prosecuting,  issuing,  and  maintaining  the  protection  of  any PATENT

RIGHTS during the TERM of this agreement.

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在本协议期限内，双方同意由专用技术方承担在中国指定律师与准备、申请、

报送、授予和维持保护任何专利权相关的所有费用和外部律师费。

7.5     If  CCTI becomes  aware  of  products  that  potentially infringe the  Licensed  Patents  or  is notified by HM of any such potentially infringing products, CCTI agrees to notify, and at  its  discretion,  prosecute  the  alleged  infringer(s)  and  to  defend  the  Licensed  Patents.

CCTI  agrees  to  pay  its  own  costs  relating  to  such  prosecution  and  to  fully  cooperate with the other in the prosecution of any potential infringer.

如果CCTI发现可能侵犯许可专利的产品或被华民告知发现任何上述侵权产品，

CCTI同意通知并自行决定起诉被控侵权者以保护许可专利。CCTI同意承担自己

因上述侵权之诉产生的费用，并起诉被控侵权者的诉讼中全力配合他方。

ARTICLE 8.  OWNERSHIP,  ENFORCEMENT  AND  COMMERCIALIZATION  OF

THE PATENT RIGHTS

第八条、 所有权、强制执行及专利权的商业化

8.1     During  the  term  of  this  Agreement,  CCTI  shall  have  the  sole  right  and  discretion  to bring  any  action  to  enforce  any patent(s)  constituting  the  PATENT  RIGHTS  and  shall have the sole right and discretion to defend any declaratory judgment or other action in which  a  cause  of  action  is  asserted  challenging  the  validity,  enforceability,  use,  and/or claim  construction  of  any  patent(s)  or  patent  application(s)  constituting  the  PATENT

RIGHTS.  In  the  event  that  either  CCTI or  HM  becomes  aware of  any infringement,  or possible  infringement  of  any  PATENT  RIGHTS,  each  party  shall  promptly  notify  the other in writing regarding such infringing activity.

在本协议期限内，CCTI享有独家权利和自主权决定是否对任何构成专利权的专

利提起强制执行之诉，并且享有独家权利和自主权决定对任何宣告判决或其他

宣称的对构成专利权利的任何专利和专利申请的有效性、强制执行性、使用和/

或/权利要求提出异议的诉因进行辩护。如CCTI或华民发现任何已经存在或可能

发生的侵犯专利权的行为，该方应立即以书面形式将上述侵权活动通知另一

方。

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技术许可协议

8.2     Any action involving the PATENT RIGHTS that is brought or defended  by CCTI shall be  at  the  sole  expense  of  CCTI,  and  any  recoveries  gained,  or  liabilities  incurred  in such action shall be entirely that of CCTI. CCTI shall retain control of any such action,

including  the  sole  right  to  select,  retain,  and  direct  counsel,  and  to  make  any  and  all decisions  with  respect  to  claims,  defenses,  counterclaims,  settlement,  and  strategy.

Further,  HM  may initiate  any such  action  in  its  own  name  and/or  in  the  name  of  CCTI if  necessary  and/or  desirable  under  applicable  law  in  order  for  CCTI  to  initiate  such action.

任何由CCTI提起或进行辩护的涉及专利权的诉讼所产生的费用由CCTI承担，且

任何获得的救济或因上述诉讼产生的责任由CCTI承担。CCTI应掌握对上述诉讼

的主动权，包括全权负责选择、聘请和指示律师，且作出与起诉、辩护、反

诉、和解及策略有关的部分和所有决定。另外，华民可以在按照有关法律所必

要和、或可行的情况下以自己的名义和/或以CCTI的名义启动任何上述诉讼程

序。

8.3     Upon  request  of  CCTI and  at  the  expense  of  CCTI,  HM  shall  have a duty to  cooperate reasonably  with  CCTI  in  any  action  involving  PATENT  RIGHTS  that  is  brought  or defended  by  CCTI,  including  (if  necessary)  joinder  as  a  party  to  such  action.  Such cooperation  shall  include  cooperation  to  maximize  the  maintenance  of  all  attorney-

client,  work  product,  and  joint  defense  privileges,  and  the  Parties  shall  each  instruct their  respective  counsel(s)  accordingly.  As  a  condition  of  any  participation,  HM  shall agree  to  be  signatory to  and  be bound  by any protective  order  that  might  be entered  by a  court  or  stipulated  to  between  HM  and  the  other  party  or  parties.  CCTI  shall,  as  is reasonable, provide HM with the opportunity to comment and offer suggestions during the  course  of  any  such  action  and  shall,  as  is  reasonable,  keep  HM  informed  of  all

developments   in   the   action.   HM   shall   treat   such   information   as   Confidential

Information  and/or  as  privileged  information  in  accordance  with  the  provisions  set forth in this Agreement.

应CCTI要求且由CCTI承担费用的情况下，华民应在由CCTI提起或进行辩护的

任何涉及专利权的诉讼中合理配合CCTI，包括（如为必要）作为共同诉讼的一

方当事人。上述合作应包括最大限度地维护律师与客户关系和工作成果的守密

特权、共同辩护特权，且双方应分别据此指示各自的律师。作为参与任何程序

Technology  Licensing  Agreement

技术许可协议

的前提条件，华民应同意作为由法院颁发的或华民与其他当事方间约定的保护

性命令的签字方并受其约束。CCTI应当在合理限度内允许华民在上述诉讼过程

中表达意见和提出建议，且CCTI应在合理限度内确保华民了解诉讼的所有最新

进展情况。华民应将上述信息视为本协议规定下的保密信息和/或享有保密特权

的信息。

ARTICLE 9.  TERMINATION

第九条、 终止

9.1     This  Agreement  shall  commence  on  the  EFFECTIVE  DATE.  Unless  re-negotiated,  or

previously   terminated   in   accordance   with   one   or   more   of   the   other   provisions

hereunder,  and  subject  to  the  expiration  date  of  the  last-to-expire  of  all  U.S.  patents related  to  clean  coal  products  included  in  the  Licensed  Patents,  this  Agreement  shall expire at the end of the enforceable term of the last-to-expire of the PATENT RIGHTS related to HM projects.

本协议期限自生效日起算。除非重新谈判或按照本协议一项或多项其它规定提

前终止，且在符合许可专利范围内包含的所有美国清洁煤相关专利中最后一个

到期的专利权的到期日的条件下，本协议期限终止于专利权中与华民项目有关

的最后一个到期的专利权的到期日。

9.2     This Agreement may be  terminated by either party in the  event of a material breach by the  other  party  of  the  terms  of  this  Agreement  provided  that  the  terminating  party first

gives   the   defaulting   party   written   notice   of   termination,   specifying   the   grounds

therefore,  and the  defaulting party has  had  thirty (30) days  after such notice is  given to

cure   the   breach.   If   not   so   cured,   or   when   breach   is   incapable   of   remedy,   this

Agreement  shall terminate at the  expiration of such thirty (30) days. Waiver by a party of  a  default  by  another  party  shall  not  deprive  the  first  party  of  the  right  to  terminate this Agreement due to any subsequent default of another party.

协议一方可因另一方对本协议条款的实质性违约而终止本协议，但终止方应首

先向违约方发出书面终止通知并阐明终止事由，且给予违约方在收到上述书面

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技术许可协议

通知后三十（30）日的期限纠正违约行为。如果违约行为未在上述期限内得以

纠正，或违约行为无法补救，本协议应于上述三十（30）日期限届满时终止。

协议一方对违约方违约行为的不予主张不得视为剥夺违约方此后因另一方的违

约行为而主张终止本协议的权利。

9.3     HM  shall  be  deemed  to  be  in  material  breach  of  this  Agreement  which  entitles  CCTI the  right  to  terminate  this  Agreement  in  the  event  that  HM  fails  to  (i)  fulfill  its obligations  to  incorporate  CCTI’s  Technology  to  process  and  use  clean  coal  within

their   contracted   plant(s)   as   defined   under   Articles   2   and   4;   or   (ii)   commence

construction  of  the  initial  plant  as  contemplated  in  Article  4.1  within  one  hundred  and eighty  (180)  days  upon  the  EFFECTIVE  DATE  of  this  Agreement  or  produce  one million  and  five  hundred  thousand  (1,500,000)  tons  per  year  within  eighteen  (18)

months  thereafter;  or  (iii)  increase  the  annual  production  to  five  million  (5,000,000)

tons  as  contemplated  under  Article  4.3  within  twenty  four  (24)  months  after  the  initial

one   million   and   five  hundred   thousand   (1,500,000)   tons   capacity  plant   has   been

operating normally and the quality and quantity of the products  have met the standards specified  herein,  and  subject  to  the  approval  by  Chinese  authorities;  or  (iv)  make  any payment as provided under Article 3 within thirty (30) days when due.

华民发生以下情形应被视为对本协议的实质性违约，CCTI有权终止本协议，该

等情形包括：（i）华民未依第2条和第4条约定履行其在工厂中应用CCTI技术进

行 生 产 并 使 用 清 洁 煤 的 义 务 ； 或 （ii ） 华民 未 在 本 协 议 生 效 日 起 一 百 八 十

（180）日内开始第4.1条规定的第一家工厂的施工建设，或在此后十八（18）个

月内未达到年产一百五十万（1,500,000）吨的年产量；或（iii）华民未在初期年

产量一百五十万（1,500,000）吨的工厂正常运作且产品的质量和产量均达到本

协议规定的标准后二十四（24）个月内在国家批准的情况下,将年产量提高至本

协议第4.3条规定的五百万（5,000,000）吨；或（iv）华民在第3条规定的任何款

项到期之后三十（30）日内未予支付该笔款项。

9.4     Upon  termination  of  this  Agreement  by CCTI pursuant  to  Article  9.3,  HM  shall  pay to

CCTI  any  and  all  amount  due  under  this  Agreement  as  of  the  date  of  termination within thirty (30) days.

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技术许可协议

如CCTI按照本协议第9.3条规定终止本协议，华民应当将截止终止之日按照本协

议应付给CCTI的费用在三十（30）日内支付给CCTI。

9.5     NEITHER   HM   NOR   CCTI   SHALL,   UNDER   ANY   CIRCUMSTANCES,   BE

LIABLE   TO   EACH   OTHER   FOR   INDIRECT,   INCIDENTAL,   SPECIAL,   OR

CONSEQUENTIAL DAMAGES,  INCLUDING, BUT NOT  LIMITED TO,  LOSS OF

PROFITS,  REVENUE,  OR  BUSINESS  RESULTING  FROM  OR  IN  ANY  WAY

RELATED    TO    THIS    AGREEMENT,    OR    THE    TERMINATION    OF    THIS

AGREEMENT,  OR  ARISING  OUT  OF  OR  ALLEGED  TO  HAVE  ARISEN  OUT

OF BREACH OF THIS AGREEMENT.

华民和CCTI在任何情况下均不对另一方的间接、附带、特殊或间接损害承担责

任，该等损害包括但不限于由本协议或本协议的终止导致或与之有关的、以及

由于或声称由于对本协议的违反而导致的利润、收益损失或营业额减少。

ARTICLE 10.

DISPUTE RESOLUTION

第十条、 争议解决

10.1   This  Article  shall  apply  to  any  dispute  arising  out  of  the  making  or  performance  of  or otherwise relating to this Agreement.

本条款适用于与本协议的签署或履行等有关的任何争议。

10.2   In  the  event  of  any  dispute  arising  out  of  the  making  or  performance  of  or  otherwise relating to this Agreement, the Parties shall attempt in the first instance to resolve such dispute  through  friendly  negotiations  between  persons  who  have  authority  to  settle  the controversy.  Either  Party  may  give  the  other  Party  written  notice  of  any  dispute  not resolved  in  the  normal  course  of  business.  Providing  such  a  notice  in  good  faith  will toll  the  cure  period  of  Article  9.2  until  the  dispute  resolution  provisions  of  this  Article are  exhausted.  All  negotiations  pursuant  to  this  clause  are  confidential.  Provided  that any  negotiation  fails  to  reach  an  agreement  by  the  Parties,  the  initiator  in  good  faith shall  not  be  treated  as  a  compromise  to  the  other  Party,  and  such  initiation  shall  not  be used as an evidence against the initiator in good faith.

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如发生与本协议的签署或履行等有关的任何争议，协议双方应首先由有权解决

争议的代表通过友好协商解决。任何一方可将在正常商业运营中未解决的争议

书面通知另一方。如果上述书面通知为善意则中断本协议第9.2条规定的纠正期

间，直至穷尽本条规定下的争议解决手段。依照本规定进行的所有谈判具有保

密性质。如果任何谈判未能达成一致性意见，该谈判发起人的善意发起行为不

得被认定为对对方的妥协，也不得被用作对善意谈判发起人不利的证据。

10.3    If  the  dispute  cannot  be  resolved  in  this  manner  within  ninety  (90)  days  after  the commencement  of  negotiation,  either  Party  may  submit  the  dispute  to  Hong  Kong

International  Arbitration  Center  (HKIAC)  for  arbitration  in  Hong  Kong  in  accordance with  its  arbitration  rules  then  in  effect.  The  laws  of  the  People’s  Republic  of  China without  regard  to  conflicts  of  law  principles  shall  apply.  There  shall  be  three  (3)  bi-

lingual arbitrators whom shall be appointed by HKIAC.

如果争议在按上述方式开始谈判后九十（90）日内未得以解决，任何一方可将

争议提交位于香港的香港国际仲裁中心并依其现行有效的仲裁规则仲裁。仲裁

适用中国的法律，不适用冲突规范。仲裁由三（3）名香港国际仲裁中心指定的

具备双语能力的仲裁员进行。

The arbitration  award  shall  be final  and  binding on  the  Parties.  The costs  of  arbitration shall  be  borne  by  the  losing  Party  or  as  otherwise  determined  by  the  arbitrator.  Any award  of  the  arbitration  shall  be  enforceable  by  any  court  having  jurisdiction  over  the

Party  against  which  the  award  has  been  rendered,  or  wherever  assets  of  the  Party against  which  the  award  has  been  rendered  are  located.  The  Parties  hereby  waive  any claim  or  right  to  immunity  for  itself,  or  any  of  its  assets,  from  the  jurisdiction  of  any

court  with  respect  to  enforcement  of  an   arbitral  award  rendered  pursuant  to  this

Agreement.

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技术许可协议

仲裁裁决为终局裁决并对双方具有约束力。仲裁费用由败诉方承担或由仲裁员

裁决。 仲裁裁决应由对被申请强制执行一方有管辖权的法院或对被申请强制执

行一方的财产有管辖权的法院强制执行。对于任何有管辖权的法院对按照本协

议规定所做的仲裁裁决的强制执行。协议双方在此放弃对其本身或其财产豁免

的权利要求或权利。

During   the   arbitration   proceedings,   except   for   the   matters   in   dispute   and   under

arbitration, this Agreement shall continue to be performed.

在仲裁程序进行时，除争议事项和正在进行仲裁的事项外，协议双方应当继续

履行本协议。

ARTICLE 11.

ASSIGNABILITY

第十一条、转让

11.1   CCTI agrees   not   to   assign   any   of   the   Licensed   Patents   to   any   third   party,   in

China, unless  prior  written  consent  is  obtained  from  HM.  This  Agreement  shall  inure to  the  benefit  of  and  shall  be  binding  upon  the  successors  and  permitted  assigns  of either  party.  Neither  HM  nor  CCTI  may,  without  the  written  consent  of  the  other,

assign  this  Agreement  in  whole or  in  part  provided,  however,  that  this  Agreement  may be  assigned  or  transferred,  by either  party hereto,  to  such  entity that  is  the  successor  to substantially all  of  those  business  assets  of  the  assigning or  transferring party to  which this  Agreement  applies  provided  that  the  assigning  or  transferring  party  gives  written notice  thereof  to  the  other  party  hereto  within  a  reasonable  time  and  such  successor agrees  in  writing  to  abide  by  the  terms  and  conditions  hereof,  and  has  the  financial ability  to  comply  with  the  terms  and  obligations  of  this  Agreement.  The  assigning  or transferring party shall also continue to be bound by the terms of this Agreement.

CCTI 同意，非经华民事先书面同意，不向在中国境内任何第三方转让任何专利

许可。本协议的利益归属于且其约束力及于协议双方的继受人及受让人。华民

或  CCTI 可不经协议他方书面同意，将本协议全部或部分让渡或转让给让渡或转

让方主要商业资产的继受人，但让渡或转让方须在合理期限内书面通知协议他

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方，且上述继受人书面同意并有经济能力遵守本协议条款和条件，同时让渡或

转让方应当继续受本协议条款和条件的约束。

ARTICLE 12.

NOTICE

第十二条、通知

12.1   Any  notices  or  communications  under  this  Agreement  shall  be  in  writing  and  shall  be deemed to have been duly given by either party to the other on the date hand delivered,

or  properly  sent  by  facsimile,  e-  mail,  or  registered  or  certified  mail,  postage  prepaid,

to the following addresses of the respective parties as shown below:

本协议要求或允许的任何通知均应以书面形式作出，并在亲自交送或以电子邮

件或传真或被认可的商业快递或挂号邮件方式发送至协议他方的如下地址时视

为送达：

To CLEAN COAL TECHNOLOGIES, INC.:

Attention: Mr. Douglas Hague

Address: 12518 W. Atlantic Blvd., Coral Springs, FL 33071

Facsimile: 954-757-1765

E-Mail: dhague@cleancoaltechnologiesinc.com

至美国清洁煤技术有限公司:

收件人：道格拉斯·海格先生

地址： 美国佛罗里达州珊瑚泉市西大西洋大道12518号，邮编33071

传真：1 954-757-1765

电子邮箱：dhague@cleancoaltechnologiesinc.com

Technology  Licensing  Agreement

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To Huamin Senior Fund Holding Group Co., Ltd.

Attention: Huang, Side

Address: No. 15 Yongwaitaoyuan Dongli, Beijing, P.R.C., 100075.

Facsimile: +86 10 87819079

E-Mail: hsd55618@126.com

至华民老年产业控股集团有限公司：

收件人：黄思德

地址：中国北京市永外桃园东里15号邮编:100075

传真：+86 10 87819079

电子邮箱：hsd55618@126.com

12.2   Any  changes  of  address  of  a  party shall  be  communicated  in  writing  to  the  other  parties to be effective.

协议一方变更上述地址须以书面形式通知协议他方后方生效。

ARTICLE 13.

MISCELLANEOUS

 第十三条、其他

13.1   The  validity,  construction  and  performance  of  this  Agreement  shall  be  governed  by and interpreted in accordance with the laws of the People’s Republic of China.

本协议的效力、解释和履行受中国法律的管辖并按其解释。

13.2   This  Agreement  sets  forth  the  entire Agreement  between  the  parties  and  supersedes  all previous  agreements  and  understandings,  whether  oral  or  written,  between  the  parties with respect to the subject matter of this Agreement.

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本协议为双方之间的完整协议且取代双方之间此前关于本协议内容的所有口头

或书面的协议或谅解备忘录。

13.3   This  Agreement  may  not  be  modified,  amended,  or  discharged  except  by  a  written agreement signed by an authorized representative of each party.

本协议只有采取双方授权代表签署书面文件的形式方可进行修改、修订或解

除。

13.4   The provisions  of  this  Agreement  shall  be deemed  inseparable.  If  any provision  in  this

Agreement  shall  be  found  or  be  held  to  be  invalid  or  unenforceable,  then  the  meaning of  that  provision  shall  be  construed,  to  the  extent  feasible,  to  render  the  provision enforceable,  and  if  no  feasible  interpretation  would  save  such  provision,  it  shall  be severed  from  the  remainder  of  this  Agreement  which  shall  remain  in  full  force  and effect  unless  the  provisions  that  are  invalid  or  unenforceable  substantially  impair  the value  of  the  entire  Agreement  to  any  party.  In  such  event,  the  parties  shall  use  their respective  reasonable  efforts  to  negotiate  a  substitute,  valid,  and  enforceable  provision which most nearly affects the parties’ intent in entering into this Agreement.

本协议的条款为不可分割。如本协议任何条款被认定或判定为无效或不可执

行，则该条款的含义在可行的情况下应被解释为可被执行，如果对上述条款没

有可行的解释，则上述条款应被视为与本协议继续具有完全效力的其他条款相

分离，除非上述无效或不可执行条款严重损害或影响整个协议对任意一方的价

值。在上述情况下，双方应当通过各自合理的努力进行谈判以制定出替代的、

有效的且可执行的，最可能影响协议双方签署本协议意图的条款。

13.5   No  waiver  of  any  term,  provision  or  condition  of  this  Agreement  whether  by  conduct or  otherwise  in  any  one  or  more  instances  shall  be  deemed  to  be  or  construed  as  a further  or  continuing  waiver  of  any  such  term,  provision  or  condition  or  of  any  other term, provision or condition of this Agreement.

放弃本协议任何条款、规定或条件规定的权利不应被视为或解释为此后放弃或

持续放弃该等条款、规定、条件或本协议其他条款或条件规定的权利。

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13.6   The  Schedules  to  this  Agreement  shall  constitute  an  integral  part  of  this  Agreement and  shall  have  equal  legal  binding  force  of  this  Agreement.  Following  the  completion of  the  initial  one  million  and  five  hundred  thousand  (1,500,000)  tons  plant,  the  Parties will  jointly  develop  a  business  plan  governing  the  expanded  five  million  (5,000,000)

tons per annum production capacity that will be considered integral to this Agreement.

本协议附件是本协议不可分割的一部分且与本协议正文享有同等的法律效力。

在初期年产量一百五十万（1,500,000）吨的工厂建成后，双方将共同制定一份

将年产量提高至五百万（5,000,000）吨的商业计划，该计划也是本协议不可分

割的一部分。

13.7   This  Agreement  shall  bind  the  parties,  their  successors,  trustee  in  bankruptcy,  and permitted assigns.

本协议对协议双方、及其继受者、破产管理人或允许的受让人具有约束力。

13.8   No  party  shall  be  considered  in  default  or  be  liable  to  the  other  party  for  any  delay  in

performance   or   nonperformance   caused   by   circumstances   beyond   the   reasonable

control  of  such  party,  including  but  not  limited  to  acts  of  God,  explosion,  fire,  flood,

war,  whether  or  not  declared,  accident,  labor  strike  or  labor  disturbances,  terrorist activities,  inability  to  procure  supplies  from  third  party  vendors,  sabotage,  order  or decrees, or action of government authority.

对于超出协议一方合理控制的情形造成的损害、迟延履行或不履行，不视为违

约且免于承担责任，该等情形包括但不限于：自然灾害、爆炸、火灾、洪水、

战争、意外、罢工、劳工动乱、恐怖活动、无法从第三方供应商处购买必需

品、蓄意破坏、任何政府的命令或法令、行为。

13.9   This  Agreement  has  been  prepared  in  both  English  and  Chinese  languages.  Although both  versions  shall  have  equal  validity,  for  the  purpose  of  interpretation  or  dispute resolution, the governing language will be Chinese.

本协议以中英文两种文字书就。尽管两种文字版本具有同等效力，为便于本协

议的解释或争议解决，以中文版本为准。

Technology  Licensing  Agreement

技术许可协议

IN  WITNESS  WHEREOF,  the  parties,  through  their  respective  duly  authorized  officers,

have executed this Agreement to be effective as of the EFFECTIVE DATE  when signed and dated by both parties below.

兹证，本协议由以下协议双方通过其正式授权的代表生效日签署并生效。

HUAMIN SENIOR FUND HOLDING GROUP CO., LTD.

华民老年产业控股集团

By: /s/Haung Side

签字：__________________________

Printed Name: Huang, Side

姓名：黄思德

Title: President & Legal Representative

职务：董事长 法人代表人

Date: 4/18, 2011

日期：2011年___月___日

CLEAN COAL TECHNOLOGIES, INC.,

美国清洁煤技术有限公司

By: /s/Douglas Hague

签字：__________________________

Technology  Licensing  Agreement

技术许可协议

Printed Name: Douglas Hague

姓名：道格拉斯·海格

Title: Managing Director

职务： 董事总经理

Date: 4/18, 2011

日期：2011年___月___日

Technology  Licensing  Agreement

技术许可协议